UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Salesforce, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! SALESFORCE, INC. 2023 Annual Meeting Deadline to Vote Prior to the Meeting: June 7, 2023 11:59 p.m. Eastern Time SALESFORCE, INC. 415 MISSION STREET 3RD FLOOR SAN FRANCISCO, CA 94105 ATTN: INVESTOR RELATIONS V10217-P92326 You invested in SALESFORCE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 8, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 8, 2023 11:00 a.m. Pacific Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/CRM2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Marc Benioff	For
1b.	Laura Alber	For
1c.	Craig Conway	For
1d.	Arnold Donald	For
1e.	Parker Harris	For
1f.	Neelie Kroes	For
1g.	Sachin Mehra	For
1h.	Mason Morfit	For
1i.	Oscar Munoz	For
1j.	John V. Roos	For
1k.	Robin Washington	For
1l.	Maynard Webb	For
1m.	Susan Wojcicki	For
2.	Amendment and restatement of our 2013 Equity Incentive Plan to increase the number of shares reserved for issuance.	For
3.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2024.	For
4.	An advisory vote to approve the fiscal 2023 compensation of our named executive officers.	For
5.	An advisory vote on the frequency of holding future advisory votes to approve executive compensation.	1 Year
6.	A stockholder proposal requesting a policy to require the Chair of the Board be an independent member of the Board and not a former CEO of the Company, if properly presented at the meeting.	Against
7.	A stockholder proposal requesting a policy to forbid all Company directors from sitting on any other boards, if properly presented at the meeting.	Against

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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